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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K

              -----------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             DECEMBER 31, 1998                                1-9078
------------------------------------------------      --------------------------
 Date of Report (Date of earliest event reported)     Commission File Number





                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                       22-1620387
----------------------------------------------  --------------------------------
 (State or other jurisdiction of incorporation  (I.R.S. Employer Identification
       or organization)                                         Number)




                                  1790 BROADWAY
                          NEW YORK, NEW YORK 10019-1412
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 757-3333
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              (Registrant's telephone number, including area code)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 1998, The Alpine Group, Inc.'s 50.1% owned subsidiary, Superior TeleCom Inc. (the "Company"), through its majority owned Israeli subsidiary, Cables of Zion United Works Ltd. ("COZ"), acquired all the assets relating to the wire and cable business of Cvalim - The Electric Wire and Cable Company of Israel Ltd. ("Cvalim") for an adjusted purchase price of $41.2 million in cash. The terms of the acquisition, including the amount of consideration paid in connection therewith, were the result of arms-length negotiation among the Company, Cvalim and Dash Cable Industries (Israel) Ltd. ("Dash"). For further information with respect to the acquisition, reference is made to the Asset Purchase Agreement, dated October 2, 1998, among COZ, Cvalim and Dash, as amended by Amendment No. 1 thereto, dated December 31, 1998, which are Exhibits 1 and 2, respectively, hereto and which are incorporated herein by reference.

         In connection with the acquisition, COZ and Bank Hapoalim B.M. (the "Bank") entered into Addendum No. 1 to the Application to Open an Account, dated December 29, 1998 (the "Addendum"). The Addendum provides for total borrowings of up to $83.0 million. Advances under the Addendum have been used to finance the acquisition and to pay related fees and expenses and will also be used to provide for working capital requirements of COZ.

         The Addendum provides for a term loan of up to $53.0 million and a revolving line of credit of up to $30.0 million. Interest on amounts outstanding under the term loan component is based upon either (a) LIBOR plus 1.0% per annum, (b) the average of the gross yield to maturity of all the series of fixed rate bonds issued by the State of Israel, listed on the Tel-Aviv Stock Exchange Ltd. and having a remaining maturity of 18-30 months, plus 1.3% per annum, or
(c) the Bank's wholesale rate of interest for credits linked to the Israeli consumer price index (before application of any margin) for the purpose of determining the Bank's rate of interest in respect of cost of living index-based loans, plus 0.7% per annum. Interest on amounts outstanding under the revolving line of credit is based upon either (a) LIBOR plus 0.4% per annum, (b) the Bank's prime rate minus 1.1% per annum, or (c) a rate to be agreed upon by the parties. Advances granted under the term loan component have a 10-year term. The indebtedness incurred under the Addendum is secured by, among other things, a blanket lien on the assets of COZ.

         For further information with respect to the Addendum, reference is made to Exhibit 3 hereto, which is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a), (b)     Not applicable.

(c)          EXHIBITS

Exhibit 1 Asset Purchase Agreement, dated October 2, 1998, among COZ, Cvalim and Dash.



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Exhibit 2    Amendment No. 1 to Asset Purchase Agreement, dated December 31,
             1998, among COZ, Cvalim and Dash.

Exhibit 3 Addendum No. 1 to the Application to Open an Account, dated December 29, 1998, between COZ and the Bank.

Exhibit 4    Press release issued January 5, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE ALPINE GROUP, INC.



                                          By:   /S/ DAVID S. ALDRIDGE
                                             ------------------------------
                                                David S. Aldridge
                                                Chief Financial Officer

Dated:  January 15, 1999


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                                  EXHIBIT INDEX

Exhibit 1 Asset Purchase Agreement, dated October 2, 1998, among COZ, Cvalim and Dash.

Exhibit 2 Amendment No. 1 to Asset Purchase Agreement, dated December 31, 1998, among COZ, Cvalim and Dash.

Exhibit 3 Addendum No. 1 to the Application to Open an Account, dated December 29, 1998, between COZ and the Bank.

Exhibit 4    Press release issued January 5, 1999.


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